                                                                    EXHIBIT 20.6

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - E


                         MONTHLY SERVICER'S CERTIFICATE




           Accounting Date:                           September 30, 1999
                                                -------------------------
           Determination Date:                           October 6, 1999
                                                -------------------------
           Distribution Date:                           October 15, 1999
                                                -------------------------
           Monthly Period Ending:                     September 30, 1999
                                                -------------------------


           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1998, among Arcadia Automobile Receivables Trust, 1998-E (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



    I.     Collection Account Summary

           Available Funds:
                        Payments Received                                                       $6,349,897.68
                        Liquidation Proceeds (excluding Purchase Amounts)                         $909,694.66
                        Current Monthly Advances                                                   115,982.21
                        Amount of withdrawal, if any, from the Spread Account                           $0.00
                        Monthly Advance Recoveries                                                 (85,259.19)
                        Purchase Amounts-Warranty and Administrative Receivables                   ($3,848.45)
                        Purchase Amounts - Liquidated Receivables                                       $0.00
                        Income from investment of funds in Trust Accounts                          $30,248.12
                                                                                              ----------------
           Total Available Funds                                                                                     $7,316,715.03
                                                                                                                 ==================

           Amounts Payable on Distribution Date:
                        Reimbursement of Monthly Advances                                               $0.00
                        Backup Servicer Fee                                                             $0.00
                        Basic Servicing Fee                                                       $193,102.05
                        Trustee and other fees                                                          $0.00
                        Class A-1 Interest Distributable Amount                                   $187,370.36
                        Class A-2 Interest Distributable Amount                                   $387,158.45
                        Class A-3 Interest Distributable Amount                                   $292,291.67
                        Noteholders' Principal Distributable Amount                             $5,488,577.13
                        Amounts owing and not paid to Security Insurer under
                            Insurance Agreement                                                         $0.00
                        Supplemental Servicing Fees (not otherwise paid to Servicer)                    $0.00
                        Spread Account Deposit                                                    $768,215.37
                                                                                              ----------------
           Total Amounts Payable on Distribution Date                                                                $7,316,715.03
                                                                                                                 ==================


                                 Page 1 (1998-E)


   II.     Available Funds

           Collected Funds (see V)
                             Payments Received                                                  $6,349,897.68
                             Liquidation Proceeds (excluding Purchase Amounts)                    $909,694.66        $7,259,592.34
                                                                                              ----------------

           Purchase Amounts                                                                                             ($3,848.45)

           Monthly Advances
                             Monthly Advances - current Monthly Period (net)                       $30,723.02
                             Monthly Advances - Outstanding Monthly Advances
                                not otherwise reimbursed to the Servicer                                $0.00           $30,723.02
                                                                                              ----------------

           Income from investment of funds in Trust Accounts                                                            $30,248.12
                                                                                                                 ------------------

           Available Funds                                                                                           $7,316,715.03
                                                                                                                 ==================

   III.    Amounts Payable on Distribution Date

                 (i)(a)     Taxes due and unpaid with respect to the Trust
                            (not otherwise paid by AFL or the Servicer)                                                      $0.00

                 (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                            to Servicer and to be reimbursed on the Distribution Date)                                       $0.00

                 (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                  $0.00

                  (ii)      Accrued and unpaid fees (not otherwise paid by AFL or the
                                Servicer):
                                  Owner Trustee                                                         $0.00
                                  Administrator                                                         $0.00
                                  Indenture Trustee                                                     $0.00
                                  Indenture Collateral Agent                                            $0.00
                                  Lockbox Bank                                                          $0.00
                                  Custodian                                                             $0.00
                                  Backup Servicer                                                       $0.00
                                  Collateral Agent                                                      $0.00                $0.00
                                                                                              ----------------

                (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                       $193,102.05

                (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                     $0.00

                (iii)(c)    Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                            reimbursed to Servicer)                                                                          $0.00

                  (iv)      Class A-1 Interest Distributable Amount                                                    $187,370.36
                            Class A-2 Interest Distributable Amount                                                    $387,158.45
                            Class A-3 Interest Distributable Amount                                                    $292,291.67


                  (v)       Noteholders' Principal Distributable Amount
                                Payable to Class A-1 Noteholders                                                     $3,128,488.96
                                Payable to Class A-2 Noteholders                                                     $2,360,088.17
                                Payable to Class A-3 Noteholders                                                             $0.00


                 (vii)      Unpaid principal balance of the Class A-1 Notes
                            after deposit to the Note Distribution Account of
                            any funds in the Class A-1 Holdback Subaccount
                            (applies only on the Class A-1 Final Scheduled
                            Distribution Date)                                                                               $0.00

                  (ix)      Amounts owing and not paid to the Security Insurer under
                            Insurance Agreement                                                                              $0.00
                                                                                                                 ------------------

                            Total amounts payable on Distribution Date                                               $6,548,499.66
                                                                                                                 ==================

                                 Page 2 (1998-E)


   IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from
           Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
           Class A-1 Maturity Shortfall

           Spread Account deposit:

                              Amount of excess, if any, of Available Funds
                              over total amounts payable (or amount of such
                              excess up to the Spread Account Maximum Amount)                                          $768,215.37

           Reserve Account Withdrawal on any Determination Date:

                              Amount of excess, if any, of total amounts payable over
                              Available Funds (excluding amounts payable under item (vii) of
                              Section III)                                                                                   $0.00

                              Amount available for withdrawal from the Reserve
                              Account (excluding the Class A-1 Holdback
                              Subaccount), equal to the difference between
                              the amount on deposit in the Reserve Account
                              and the Requisite Reserve Amount (amount on
                              deposit in the Reserve Account calculated
                              taking into account any withdrawals from or
                              deposits to the Reserve Account in respect
                              of transfers of Subsequent Receivables)                                                        $0.00

                              (The amount of excess of the total amounts payable
                              (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1
                              Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve
                              Account, and deposited in the Collection
                              Account.)

                              Amount of withdrawal, if any, from the Reserve Account                                         $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                              Amount by which (a) the remaining principal balance of the
                              Class A-1 Notes exceeds (b) Available Funds after payment of
                              amounts set forth in item (v) of Section III                                                   $0.00

                              Amount available in the Class A-1 Holdback Subaccount                                          $0.00

                              (The amount by which the remaining principal balance of the
                              Class A-1 Notes exceeds Available Funds (after payment of
                              amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                              Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the
                              Note Distribution Account for payment to the Class A-1
                              Noteholders)

                              Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                           $0.00

           Deficiency Claim Amount:

                              Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
                              Holdback Subaccount and Available Funds                                                        $0.00

                              (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal
                              balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

           Pre-Funding Account Shortfall:

                              Amount of excess, if any, on the Distribution Date
                              on or immediately following the end of the Funding
                              Period, of (a) the sum of the Class A-1 Prepayment
                              Amount, the Class A-2 Prepayment Amount, the Class
                              A-3 Prepayment Amount, the Class A-4 Prepayment
                              Amount, over, (b) the amount on deposit in the
                              Pre-Funding Account                                                                            $0.00


           Class A-1 Maturity Shortfall:

                              Amount of excess, if any, on the Class A-1 Final
                              Scheduled Distribution Date, of (a) the unpaid
                              principal balance of the Class A-1 Notes over (b)
                              the sum of the amounts deposited in the Note
                              Distribution Account under item (v) and (vii) of
                              Section III or pursuant to a withdrawal from the
                              Class A-1 Holdback Subaccount.                                                                 $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account
           Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
           Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
           Shortfall or the Class A-1 Maturity Shortfall.)

                                       Page 3 (1998-E)


    V.     Collected Funds

           Payments Received:
                                  Supplemental Servicing Fees                                           $0.00
                                  Amount allocable to interest                                   2,430,497.51
                                  Amount allocable to principal                                  3,919,400.17
                                  Amount allocable to Insurance Add-On Amounts                          $0.00
                                  Amount allocable to Outstanding Monthly Advances
                                  (reimbursed to the Servicer prior to deposit in
                                    the Collection Account)                                             $0.00
                                                                                              ----------------

           Total Payments Received                                                                                   $6,349,897.68

           Liquidation Proceeds:
                                  Gross amount realized with respect to Liquidated Receivables     919,421.12

                                  Less: (i) reasonable expenses incurred by Servicer
                                     in connection with the collection of such Liquidated
                                     Receivables and the repossession and disposition
                                     of the related Financed Vehicles and (ii) amounts
                                     required to be refunded to Obligors on such Liquidated
                                     Receivables                                                    (9,726.46)
                                                                                              ----------------

           Net Liquidation Proceeds                                                                                    $909,694.66

           Allocation of Liquidation Proceeds:
                                  Supplemental Servicing Fees                                           $0.00
                                  Amount allocable to interest                                          $0.00
                                  Amount allocable to principal                                         $0.00
                                  Amount allocable to Insurance Add-On Amounts                          $0.00
                                  Amount allocable to Outstanding Monthly Advances (reimbursed
                                  to the Servicer prior to deposit in the Collection Account)           $0.00                $0.00
                                                                                              ----------------    -----------------

           Total Collected Funds                                                                                     $7,259,592.34
                                                                                                                  =================

   VI.     Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                                           $0.00
                                  Amount allocable to interest                                         $0.00
                                  Amount allocable to principal                                        $0.00
                                  Amount allocable to Outstanding Monthly Advances
                                  (reimbursed to the Servicer prior to deposit in the
                                  Collection Account)                                                  $0.00

           Purchase Amounts - Administrative Receivables                                                                ($3,848.45)
                                  Amount allocable to interest                                         $0.00
                                  Amount allocable to principal                                   ($3,848.45)
                                  Amount allocable to Outstanding Monthly Advances
                                  (reimbursed to the Servicer prior to deposit in
                                  the Collection Account)                                              $0.00
                                                                                              ----------------

           Total Purchase Amounts                                                                                       ($3,848.45)
                                                                                                                  =================

   VII.    Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                                                 $193,475.52

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                                  Payments received from Obligors                                 ($85,259.19)
                                  Liquidation Proceeds                                                  $0.00
                                  Purchase Amounts - Warranty Receivables                               $0.00
                                  Purchase Amounts - Administrative Receivables                         $0.00
                                                                                              ----------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                                  ($85,259.19)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                                 ($85,259.19)

           Remaining Outstanding Monthly Advances                                                                      $108,216.33

           Monthly Advances - current Monthly Period                                                                   $115,982.21
                                                                                                                  -----------------

           Outstanding Monthly Advances - immediately following the Distribution Date                                  $224,198.54
                                                                                                                  =================

                                       Page 4 (1998-E)

  VIII.   Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

           Payments received allocable to principal                                                                  $3,919,400.17
           Aggregate of Principal Balances as of the Accounting Date of all
              Receivables that became Liquidated Receivables
              during the Monthly Period                                                                              $1,573,025.41
           Purchase Amounts - Warranty Receivables allocable to principal                                                    $0.00
           Purchase Amounts - Administrative Receivables allocable to principal                                         ($3,848.45)
           Amounts withdrawn from the Pre-Funding Account                                                                    $0.00
           Cram Down Losses                                                                                                  $0.00
                                                                                                                  -----------------

           Principal Distribution Amount                                                                             $5,488,577.13
                                                                                                                  =================

B.  Calculation of Class A-1 Interest Distributable Amount

           Class A-1 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-1 Noteholders on such Distribution Date)                 $41,415,441.04

           Multiplied by the Class A-1 Interest Rate                                                   5.4290%

           Multiplied by actual days in the period or in the case of the first
           Distribution Date, by 24/360                                                            0.08333333          $187,370.36
                                                                                              ----------------

           Plus any unpaid Class A-1 Interest Carryover Shortfall                                                              -
                                                                                                                  -----------------

           Class A-1 Interest Distributable Amount                                                                     $187,370.36
                                                                                                                  =================

C.  Calculation of Class A-2 Interest Distributable Amount

           Class A-2 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-2 Noteholders on such Distribution Date)                 $82,962,525.70

           Multiplied by the Class A-2 Interest Rate                                                    5.600%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 23/360             0.08333333          $387,158.45
                                                                                              ----------------

           Plus any unpaid Class A-2 Interest Carryover Shortfall                                                            $0.00
                                                                                                                  -----------------

           Class A-2 Interest Distributable Amount                                                                     $387,158.45
                                                                                                                  =================

D.  Calculation of Class A-3 Interest Distributable Amount

           Class A-3 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-3 Noteholders on such Distribution Date)                 $61,000,000.00

           Multiplied by the Class A-3 Interest Rate                                                    5.750%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 23/360             0.08333333          $292,291.67
                                                                                              ----------------

           Plus any unpaid Class A-3 Interest Carryover Shortfall                                                            $0.00
                                                                                                                  -----------------

           Class A-3 Interest Distributable Amount                                                                     $292,291.67
                                                                                                                  =================


















                                 Page 5 (1998-E)


E.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                                $187,370.36
           Class A-2 Interest Distributable Amount                                                $387,158.45
           Class A-3 Interest Distributable Amount                                                $292,291.67



           Noteholders' Interest Distributable Amount                                                                   $866,820.48
                                                                                                                  ==================

F.  Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                        $5,488,577.13

           The Class A-1 Notes will receive 57.00% of the Principal Distribution
             Amount on each Distribution Date. The Class A-2 Notes will receive
             43.00% of the Principal Distribution Amount on each Distribution Date until the Class A-1 Notes are paid off. Once the Class A-1 Notes are paid off the Class A-2 Notes and the Class A-3 Notes will be
             "sequential pay" classes, as follows; Once the Class A-1 Notes are paid off the Class A-2 notes will continue to amortize, until they are paid off; and once the Class A-2 Notes are paid off the Class A-3
             Notes will begin to amortize until they are paid off.                                                    $5,488,577.13

           Unpaid Noteholders' Principal Carryover Shortfall                                                                  $0.00
                                                                                                                  ------------------

           Noteholders' Principal Distributable Amount                                                                $5,488,577.13
                                                                                                                  ==================

G.  Application of Noteholders' Principal Distribution Amount:


           Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes             57.00%        $3,128,488.96
                                                                                               ---------------    ==================


           Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes             43.00%        $2,360,088.17
                                                                                               ---------------    ==================


   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date,
              as of the Closing Date                                                                                          $0.00

                                                                                                                  ------------------
                                                                                                                              $0.00
                                                                                                                  ==================

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
              Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
              Principal Balance of Subsequent Receivables transferred to the
              Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
              of Subsequent Receivables over (ii) $0))                                                                        $0.00

           Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the February 1999 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has
              been reduced to $100,000 or less as of the Distribution Date (see B below)                                      $0.00
                                                                                                                  ------------------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date
                                                                                                        $0.00

                                                                                               ---------------
                                                                                                                              $0.00
                                                                                                                  ==================


           B.  Distributions to Noteholders from certain withdrawals from the Pre-Funding
                  Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
              Pre-Funded Amount not being reduced to zero on the Distribution
              Date on or immediately preceding the end of the Funding Period.                                                 $0.00



                                 Page 6 (1998-E)


    X.     Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes, Class A-2 Notes, and Class A-3 Notes,

           Product of (x) weighted average of the Class A-1, A-2, and A-3
           Interest Rates (based on outstanding Class A-1, A-2, and A-3
           principal balances), divided by 360                                                         5.6112%
           (y) (the Pre-Funded Amount on such Distribution Date)                                         0.00
           (z) (the number of days until the February 1999 Distribution Date)                               0
                                                                                                                             $0.00
           Less the product of (x) 2.5% divided by 360,                                                 2.500%
           (y) the Pre-Funded Amount on such Distribution Date and,                                      0.00
           (z) (the number of days until the February 1999 Distribution Date)                               0                $0.00
                                                                                                                  ------------------


           Requisite Reserve Amount                                                                                          $0.00
                                                                                                                  ==================

           Amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) as of the preceding Distribution Date or, in
              the case of the first Distribution Date, as of the Closing Date                                                $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) (which excess is to be deposited by the
              Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
              Receivables)                                                                                                   $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve
              Account (other than the Class A-1 Holdback Subaccount) over the
              Requisite Reserve Amount (and amount withdrawn from the Reserve
              Account to cover the excess, if any, of total amounts payable over
              Available Funds, which excess is to be transferred by the
              Indenture Trustee from amounts withdrawn from the Pre-Funding
              Account in respect of transfers of Subsequent Receivables)                                                     $0.00

           Less: withdrawals from the Reserve Account (other than the Class A-1
              Holdback Subaccount) to cover the excess, if any, of total amount
              payable over Available Funds (see IV above)                                                                    $0.00
                                                                                                                  ------------------

           Amount remaining on deposit in the Reserve Account (other than the
              Class A-1 Holdback Subaccount) after the Distribution Date                                                     $0.00

                                                                                                                  ==================

   XI.     Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the
              Closing Date, as applicable,                                                                                   $0.00

           Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
              (the Original Pool Balance after giving effect to the transfer of
              Subsequent Receivables on the Distribution Date or on a Subsequent
              Transfer Date preceding the Distribution Date))                                                                    0

           Less withdrawal, if any, of amount from the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                              $0.00

           Less withdrawal, if any, of amount remaining in the Class A-1
              Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
              after giving effect to any payment out of the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (amount of
              withdrawal to be released by the Indenture Trustee)                                                            $0.00
                                                                                                                  ------------------

           Class A-1 Holdback Subaccount immediately following the Distribution
              Date                                                                                                           $0.00
                                                                                                                  ==================

   XII.    Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day of the Monthly Period  $185,377,965.97
           Multiplied by Basic Servicing Fee Rate                                            1.25%
           Multiplied by months per year                                               0.08333333
                                                                                 -----------------

           Basic Servicing Fee                                                                    $193,102.05

           Less: Backup Servicer Fees                                                                   $0.00

           Supplemental Servicing Fees                                                                  $0.00
                                                                                                  ------------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                               $193,102.05
                                                                                                                  ==================

                                 Page 7 (1998-E)


  XIII.    Information for Preparation of Statements to Noteholders

             a.  Aggregate principal balance of the Notes as of first day of Monthly Period
                     Class A-1 Notes                                                                                $41,415,441.04
                     Class A-2 Notes                                                                                $82,962,525.70
                     Class A-3 Notes                                                                                $61,000,000.00


             b.  Amount distributed to Noteholders allocable to principal
                     Class A-1 Notes                                                                                 $3,128,488.96
                     Class A-2 Notes                                                                                 $2,360,088.17
                     Class A-3 Notes                                                                                         $0.00


             c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                     Class A-1 Notes                                                                                $38,286,952.08
                     Class A-2 Notes                                                                                $80,602,437.53
                     Class A-3 Notes                                                                                $61,000,000.00


             d.  Interest distributed to Noteholders
                     Class A-1 Notes                                                                                   $187,370.36
                     Class A-2 Notes                                                                                   $387,158.45
                     Class A-3 Notes                                                                                   $292,291.67


             e.  1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
                        from preceding statement)                                                                            $0.00
                 2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
                        from preceding statement)                                                                            $0.00
                 3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
                        from preceding statement)                                                                            $0.00
                                                                                                                             $0.00

             f.  Amount distributed payable out of amounts withdrawn from or pursuant to:
                 1.  Reserve Account                                                                    $0.00
                 2.  Spread Account Class A-1 Holdback Subaccount                                       $0.00
                 3.  Claim on the Note Policy                                                           $0.00

             g.  Remaining Pre-Funded Amount                                                                                 $0.00

             h.  Remaining Reserve Amount                                                                                    $0.00

             i.  Amount on deposit on Class A-1 Holdback Subaccount                                                          $0.00

             j.  Prepayment amounts
                     Class A-1 Prepayment Amount                                                                             $0.00
                     Class A-2 Prepayment Amount                                                                             $0.00
                     Class A-3 Prepayment Amount                                                                             $0.00


             k.   Prepayment Premiums
                     Class A-1 Prepayment Premium                                                                            $0.00
                     Class A-2 Prepayment Premium                                                                            $0.00
                     Class A-3 Prepayment Premium                                                                            $0.00


             l.  Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                    paid by the Trustee on behalf of the Trust                                                         $193,102.05

             m.  Note Pool Factors (after giving effect to distributions on the
                    Distribution Date)
                     Class A-1 Notes                                                                                    0.59823363
                     Class A-2 Notes                                                                                    0.80602438
                     Class A-3 Notes                                                                                    1.00000000


                          Page 8 (1998-E)


   XVI.    Pool Balance and Aggregate Principal Balance

                              Original Pool Balance at beginning of Monthly Period                                 $224,999,999.23
                              Subsequent Receivables                                                                             -
                                                                                                                -------------------
                              Original Pool Balance at end of Monthly Period                                       $224,999,999.23
                                                                                                                ===================

                              Aggregate Principal Balance as of preceding Accounting Date                          $185,377,965.97
                              Aggregate Principal Balance as of current Accounting Date                            $179,889,388.84



                       Monthly Period Liquidated Receivables                              Monthly Period Adminsitrative Receivables

                                                Loan #                   Amount                           Loan #             Amount
                                                ------                   ------                           ------             ------
                                  see attached listing                1,573,025.41          see attached listing         (3,848.45)
                                                                             $0.00                                           $0.00
                                                                             $0.00                                           $0.00
                                                                    ---------------                                  -------- -----
                                                                     $1,573,025.41                                      ($3,848.45)
                                                                    ==============-                                  ==============

  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting
              Date) of all Receivables delinquent more than
              30 days with respect to all or any portion of
              a Scheduled Payment as of the Accounting Date                                   9,308,685.48

           Aggregate Principal Balance as of the Accounting Date                           $179,889,388.84
                                                                                      ---------------------

           Delinquency Ratio                                                                                            5.17467180%
                                                                                                                     ==============












           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                      ARCADIA FINANCIAL LTD.

                                      By:
                                         --------------------------------------

                                      Name:  Scott R. Fjellman
                                         --------------------------------------
                                      Title: Vice President / Securitization
                                            -----------------------------------


                                 Page 9 (1998-E)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - E

                             PERFORMANCE INFORMATION

                FOR THE MONTHLY PERIOD ENDING SEPTEMBER 30, 1999


    I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                     $225,000,000

                              AGE OF POOL (IN MONTHS)                                     10

   II.     Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or
              any portion of a Scheduled Payment as of the Accounting Date                           $9,308,685.48

           Aggregate Principal Balance as of the Accounting Date                                   $179,889,388.84
                                                                                                  -----------------

           Delinquency Ratio                                                                                            5.17467180%
                                                                                                                     ==============


   III.    Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                               5.17467180%

           Delinquency ratio - preceding Determination Date                                             4.68622119%

           Delinquency ratio - second preceding Determination Date                                      4.94562256%
                                                                                                  -----------------


           Average Delinquency Ratio                                                                                    4.93550519%
                                                                                                                     ==============


   IV.     Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                        $4,975,895.15

           Add:               Sum of Principal Balances (as of the Accounting
                                 Date) of Receivables that became Liquidated
                                 Receivables during the Monthly Period or that
                                 became Purchased Receivables during Monthly
                                 Period (if delinquent more than 30 days with
                                 respect to any portion of a Scheduled
                                 Payment at time of purchase)                                                        $1,573,025.41
                                                                                                                     --------------

           Cumulative balance of defaults as of the current Accounting Date                                          $6,548,920.56

                              Sum of Principal Balances (as of the Accounting Date)
                                 of 90+ day delinquencies                                             2,710,397.25

                                            Percentage of 90+ day delinquencies
                                                applied to defaults                                         100.00%  $2,710,397.25
                                                                                                  -----------------  --------------

           Cumulative balance of defaults and 90+ day delinquencies as of
              the current Accounting Date                                                                            $9,259,317.81
                                                                                                                     ==============




    V.     Cumulative Default Rate as a % of Original Principal Balance
              (plus 90+ day delinquencies)

           Cumulative Default Rate - current Determination Date                                         4.1152524%

           Cumulative Default Rate - preceding Determination Date                                       3.2532849%

           Cumulative Default Rate - second preceding Determination Date                                2.5484126%


                                 Page 1 (1998-E)


   VI.     Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                                  $2,074,718.92

                Add:  Aggregate of Principal Balances as of the
                       Accounting Date (plus accrued and unpaid
                       interest thereon to the end of the Monthly
                       Period) of all Receivables that became
                       Liquidated Receivables or that became Purchased
                       Receivables and that were delinquent more than
                       30 days with respect to any portion of a
                       Scheduled Payment as of the
                       Accounting Date                                                             $1,573,025.41
                                                                                                 ---------------

                     Liquidation Proceeds received by the Trust                                     ($909,694.66)       $663,330.75
                                                                                                 ---------------- ------------------

           Cumulative net losses as of the current Accounting Date                                                    $2,738,049.67

                     Sum of Principal Balances (as of the Accounting Date)
                           of 90+ day delinquencies                                                $2,710,397.25

                                Percentage of 90+ day delinquencies
                                     applied to losses                                                     50.00%     $1,355,198.63
                                                                                                 ---------------- ------------------

           Cumulative net losses and 90+ day delinquencies as of the current
              Accounting Date                                                                                         $4,093,248.30
                                                                                                                   =================




   VII.    Cumulative Net Loss Rate as a % of Original Principal Balance
              (plus 90+ day delinquencies)

           Cumulative Net Loss Rate - current Determination Date                                                          1.8192215%

           Cumulative Net Loss Rate - preceding Determination Date                                                        1.4429853%

           Cumulative Net Loss Rate - second preceding Determination Date                                                 1.1168397%

  VIII.    Other  Information  Provided  to  FSA

                A.   Credit Enhancement Fee information:

                     Aggregate Principal Balance as of the Accounting Date                       $179,889,388.84
                     Multiplied by: Credit Enhancement Fee  (31 bp's) * (30/360)                          0.0258%
                                                                                                 ----------------
                         Amount due for current period                                                                   $46,471.43
                                                                                                                   =================


                B.   Dollar amount of loans that prepaid during the Monthly
                       Period                                                                                         $1,575,641.73
                                                                                                                   =================

                     Percentage of loans that prepaid during the Monthly Period                                          0.87589476%
                                                                                                                   =================

  VIII.    Classic/Premier Loan Detail

                                                                                     Classic           Premier           Total
                                                                                     -------           -------           -----
           Aggregate Loan Balance, Beginning                                     144,105,808.95   $41,272,157.02    $185,377,965.97
             Subsequent deliveries of Receivables                                                                              0.00
             Prepayments                                                          (1,117,042.97)     (458,598.76)     (1,575,641.73)
             Normal loan payments                                                 (1,722,351.06)     (621,407.38)     (2,343,758.44)
             Liquidated Receivables                                               (1,378,778.53)     (194,246.88)     (1,573,025.41)
             Administrative and Warranty Receivables                                   3,254.21           594.24           3,848.45
                                                                                ---------------------------------  -----------------
           Aggregate Loan Balance, Ending                                       $139,890,890.60   $39,998,498.24    $179,889,388.84
                                                                                =================================  =================

           Delinquencies                                                          $8,141,697.90     1,166,987.58      $9,308,685.48
           Recoveries                                                               $780,053.56      $129,641.10        $909,694.66
           Net Losses                                                                598,724.97        64,605.78        $663,330.75


                                 Page 2 (1998-E)


   IX.     Spread Account Information                                                                    $                   %

           Beginning Balance                                                                      $14,836,103.37         8.24734770%

           Deposit to the Spread Account                                                             $768,215.37         0.42704874%
           Spread Account Initial Deposit                                                                  $0.00
           Spread Account Additional Deposit                                                               $0.00         0.00000000%
           Withdrawal from the Spread Account                                                              $0.00         0.00000000%
           Disbursements of Excess                                                                         $0.00         0.00000000%
           Interest earnings on Spread Account                                                        $57,671.47         0.03205941%
                                                                                                 ----------------    ---------------

           Ending Balance                                                                         $15,661,990.21         8.70645585%
                                                                                                 ================    ===============


           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Arcadia Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association                   $16,190,045.06         9.00000000%
                                                                                                 ===================================


    X.     Trigger Events

           Cumulative Loss and Default Triggers as of December 1, 1998

           -------------------------------------------------------------------------------------------------------------------------

                                         Loss                  Default                 Loss Event               Default Event
                 Month                Performance            Performance               of Default                of Default
           -------------------------------------------------------------------------------------------------------------------------
                    3                    1.05%                   2.11%                    1.33%                     2.66%
                    6                    2.11%                   4.21%                    2.66%                     5.32%
                    9                    3.05%                   6.10%                    3.85%                     7.71%
                   12                    3.90%                   7.79%                    4.92%                     9.84%
                   15                    5.02%                  10.03%                    6.34%                    12.68%
                   18                    6.04%                  12.07%                    7.63%                    15.25%
                   21                    6.93%                  13.85%                    8.75%                    17.50%
                   24                    7.70%                  15.40%                    9.73%                    19.45%
                   27                    8.10%                  16.21%                   10.24%                    20.47%
                   30                    8.43%                  16.86%                   10.65%                    21.29%
                   33                    8.71%                  17.43%                   11.01%                    22.01%
                   36                    8.96%                  17.92%                   11.32%                    22.63%
                   39                    9.08%                  18.15%                   11.47%                    22.93%
                   42                    9.17%                  18.34%                   11.58%                    23.16%
                   45                    9.25%                  18.49%                   11.68%                    23.36%
                   48                    9.31%                  18.62%                   11.76%                    23.52%
                   51                    9.36%                  18.73%                   11.83%                    23.65%
                   54                    9.41%                  18.81%                   11.88%                    23.76%
                   57                    9.44%                  18.88%                   11.92%                    23.84%
                   60                    9.46%                  18.93%                   11.95%                    23.91%
                   63                    9.48%                  18.96%                   11.97%                    23.95%
                   66                    9.49%                  18.98%                   11.99%                    23.98%
                   69                    9.50%                  18.99%                   12.00%                    23.99%
                   72                    9.50%                  19.00%                   12.00%                    24.00%

           -------------------------------------------------------------------------------------------------------------------------


           Average Delinquency Ratio equal to or greater than 8.25%                              Yes________           No___X_____

           Cumulative Default Rate (see above table)                                             Yes________           No___X_____

           Cumulative Net Loss Rate (see above table)                                            Yes________           No___X_____

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                                   Yes________           No___X_____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                                      Yes________           No___X_____

           To the knowledge of the Servicer, a Capture Event has occurred and be continuing      Yes________           No___X_____

           To the knowledge of the Servicer, a prior Capture Event has been cured by
              a permanent waiver                                                                 Yes________           No___X_____

           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                             ARCADIA  FINANCIAL  LTD.

                             By:
                                  ----------------------------------------

                             Name: Scott R. Fjellman
                                  ----------------------------------------
                             Title:   Vice President / Securitization
                                   ---------------------------------------

                                 Page 3 (1998-E)